Important Notice Regarding Change in Investment Policy and Name
iShares®
iShares, Inc.
Supplement dated August 25, 2025 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus and
Statement of Additional Information (the “SAI”)
for the iShares MSCI Global Energy Producers ETF (FILL) (the “Fund”)
The Board of Directors has approved the following changes for the Fund that are expected to take effect on or around October 29, 2025:

	Current	New

Fund Name	iShares MSCI Global Energy Producers ETF	iShares U.S. Power Infrastructure ETF

Ticker	FILL	POWR

Underlying Index	MSCI ACWI Select Energy Producers Investable Market Index	S&P U.S. Power Infrastructure Select Index

Investment Objective	The iShares MSCI Global Energy Producers ETF seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production.	The iShares U.S. Power Infrastructure ETF seeks to track the investment results of an index composed of public companies involved in U.S. power infrastructure.

Fiscal Year End	August 31	March 31

Creation and Redemption Transactions	Partial Cash	In‑Kind

•	The first paragraph of the Principal Investment Strategies section will be replaced with the following:
The Fund seeks to track the investment results of the S&P U.S. Power Infrastructure Select Index (the “Underlying Index”), which measures the performance of equity securities of U.S.-domiciled companies involved in U.S. power infrastructure, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Index Provider constructs the Underlying Index by including those companies within the S&P 1500 Composite Index (the “Parent Index”) that derive at least 50% of their total revenue from U.S. power infrastructure-related businesses, excluding certain natural gas companies, as defined by FactSet’s Revere Business Industry Classification System (“RBICS”).
The U.S. power infrastructure-related businesses include the following sub‑themes: (i) energy supply for electrification (ii) power generation, and (iii) power transmission, power distribution, storage that each include various RBICS groups of sub‑industries. The Index Provider assigns each identified company to one of the sub‑themes based on (1) the primary source of revenue or (2) other factors, including a company’s business description, when the primary source of revenue is not definitive on a sub‑theme.
Constituents of the Underlying Index are weighted by float-adjusted market capitalization subject to a capping methodology at each quarterly rebalance. The capping methodology limits the weight of (1) any single company to a maximum of 6% of the Underlying Index, (2) all companies with a weight above 4.5% to an aggregate of 45% of the Underlying Index;

(3) companies in the power generation sub‑theme to 50% of the Underlying Index; and (4) companies in the energy supply for electrification and power transmission, power distribution, storage sub‑themes to an aggregate of 50% of the Underlying Index.
The Underlying Index is rebalanced quarterly and reconstituted annually in December.

•	The last paragraph of the Principal Investment Strategies section will be replaced with the following:
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

•
The following disclosures will be removed from the Fund’s Summary Prospectus and Prospectus: Currency Risk, National Closed Market Trading Risk, Non‑U.S. Securities Risk, Reliance on Trading Partners Risk, Risk of Investing in China, Risk of Investing in Developed Countries, Risk of Investing in Emerging Markets, Risk of Investing in Russia and Risk of Investing in Saudi Arabia.

If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑FILL‑0825

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE